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EXHIBIT 10.84

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into by and between Cano Petroleum Inc., a Delaware corporation with its principal executive offices in Fort Worth, Texas (the "Company"), and S. Jeffrey Johnson, an individual currently residing in Tarrant County, Texas ("Executive"), effective as of the 31st day of May, 2008 (the "Amendment Effective Date").

        WHEREAS, the Company and Executive entered into that certain Employment Agreement dated as of January 1, 2006 (the "Agreement");

        WHEREAS, the Company and Executive now desire to amend, alter, modify and change the terms and provisions of the Agreement, as follows.

        NOW THERFORE, for and in consideration of the mutual benefits to be obtained hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Company and Executive do hereby agree to amend, alter, modify and change the Agreement, effective prospectively, as of the Amendment Effective Date as follows:

        1.    Section 2.    Term. shall be deleted in its entirety and the following substituted in place and in lieu thereof.

          2.    Term.    The employment of Executive by the Company as provided in this Section will be for a term of three (3) years (the "Term") commencing on the Effective Date and expiring at the close of business on May 31, 2011.

Except as specifically amended, altered, modified and changed hereby, the Agreement remains in full force and effect as originally written.

Signatures

        To evidence the binding effect of the covenants and agreements described above, the parties hereto have executed this Amendment effective as of the date First above written.

THE COMPANY:
CANO PETROLEUM, INC.
By:	/s/ DONALD W. NIEMIEC Donald W. Niemiec Chairman of the Compensation Committee
EXECUTIVE:
By:	/s/ S. JEFFREY JOHNSON S. Jeffrey Johnson

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  EXHIBIT 10.84
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT